Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Juniper Partners Acquisition Corp. (the "Company") on Form 10-QSB for the period ending September 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Robert B. Becker, Chief Financial Officer, Treasurer and Secretary of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Robert B. Becker	Dated: November 14, 2005

Robert B. Becker

Chief Financial Officer, Treasurer and Secretary

(Principal Accounting and Financial Officer)